EXHIBIT 10.8.1

ARTHUR J. GALLAGHER & CO.

FIRST AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank	Citibank, N.A.
Chicago, Illinois	New York, New York

Bank of America, N.A.	LaSalle Bank National Association
Chicago, Illinois	Chicago, Illinois

Barclays Bank Plc	Union Bank of California, N.A.
London, England	Los Angeles, California

U.S. Bank National Association	Fifth Third Bank (Chicago)
Milwaukee, Wisconsin	Rolling Meadows, Illinois

Comerica Bank	PNC Bank
Detroit, Michigan	Pittsburgh, Pennsylvania

Ladies and Gentlemen:

This First Amendment to Credit Agreement dated as of February 27, 2004 (herein, the “Amendment”) is entered into by and between the undersigned, Arthur J. Gallagher & Co., a Delaware corporation (the “Borrower”), the Required Banks and the Agent. Reference is hereby made to that certain Credit Agreement dated as of July 21, 2003 (the “Credit Agreement”) between the Borrower, Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, Barclays Bank Plc, Union Bank of California, N.A., U.S. Bank National Association, Fifth Third Bank (Chicago), Comerica Bank, PNC Bank and Harris Trust and Savings Bank, individually and as Agent. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

The Borrower has requested that the Banks amend a financial reporting requirement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 9.4(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(d) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing given to it by its independent public accountants and having a material impact on the consolidated financial condition of the Borrower and its Subsidiaries;”

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower and the Required Banks shall have executed and delivered this Amendment.

2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent and the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

This Amendment is entered into as of the date and year first above written.

ARTHUR J. GALLAGHER & CO.

By	/s/ Jack H. Lazzaro

Name: Jack H. Lazzaro
Title: Vice President and Treasurer

Accepted and agreed to.

HARRIS TRUST AND SAVINGS BANK, individually and as Agent

By	/s/ Peter Stack

Name Peter Stack
Title Vice President

CITIBANK, N.A.

By	/s/ Christopher J. Soltis

Name Christopher J. Soltis
Title Director

LASALLE BANK NATIONAL ASSOCIATION

By	/s/ Kyle Freimuth

Name Kyle Freimuth
Title Vice President

BANK OF AMERICA, N.A.

By	/s/ Debra Basler

Name Debra Basler
Title Principal

BARCLAYS BANK PLC

By	/s/ R. Merchant

Name R. Merchant
Title Relationship Director

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Christine Davis

Name Christine Davis
Title Vice President

U.S. BANK NATIONAL ASSOCIATION

By	/s/ R. Michael Newton

Name R. Michael Newton
Title Vice President

FIFTH THIRD BANK (CHICAGO), a Michigan banking corporation

By	/s/ John H. Kemper

Name John H. Kemper
Title Vice President

COMERICA BANK

By	/s/ Felicia M. Maxwell

Name Felicia M. Maxwell
Title Vice President

PNC BANK

By	/s/ Hana M. Deiter

Name Hana M. Deiter
Title Vice President